Exhibit 10.11

EXECUTION COPY

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT, dated as of January 15, 2004 (this “First Amendment”), is to the Second Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of December 16, 2002, among AMERICAN SEAFOODS HOLDINGS LLC, a Delaware limited liability company (“Holdings”), AMERICAN SEAFOODS CONSOLIDATED LLC, a Delaware limited liability company (the “Parent”), AMERICAN SEAFOODS GROUP LLC, a Delaware limited liability company (the “Borrower”), the Lenders, HARRIS TRUST AND SAVINGS BANK, as Documentation Agent, THE BANK OF NOVA SCOTIA, as Syndication Agent, and BANK OF AMERICA, N.A., as Administrative Agent, Issuing Lender and Swingline Lender.

The Borrower has requested the Lenders to make certain changes to the Credit Agreement. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this First Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the “Amended Agreement”).

Accordingly, the parties hereby agree as follows:

PART I

AMENDMENTS TO THE CREDIT AGREEMENT

SUBPART 1.01 Amendment to Article V. Article V of the Credit Agreement is hereby amended by inserting following section thereto:

“SECTION 5.34. Tax Shelter Regulations. Neither Holdings, the Parent nor the Borrower intends to treat any of the Borrowings or Letters of Credit as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). In the event either Holdings, the Parent or the Borrower determine to treat any of the Borrowings or Letters of Credit as being a “reportable transaction”, it will promptly notify the Administrative Agent thereof. Accordingly, each of Holdings, the Parent and the Borrower acknowledges that one or more of the Lenders may treat its Borrowings or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.”

SUBPART 1.02 Amendments to Article VI. Article VI of the Credit Agreement is hereby amended by inserting the following section thereto:

“SECTION 6.17. Tax Reporting. Promptly after Holdings, the Parent or the Borrower has notified the Administrative Agent of any intention by such Person to treat any Borrowing or Letter of Credit as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), Holdings, the Parent or the Borrower, as the case may be, shall deliver to the Administrative Agent a duly completed copy of IRS Form 8886 or any successor form.”

SUBPART 1.03 Amendments to Section 7.18. Section 7.18(a) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(a) Leverage Ratio. The Leverage Ratio as of the last day of any fiscal quarter of the Borrower in each case taken as a single accounting period, will not be greater than the ratio set forth below opposite the period during which such date occurs:

Period	Ratio
October 1, 2003 through December 31, 2003	4.75 to 1.0
January 1, 2004 through March 31, 2004	4.65 to 1.0
April 1, 2004 through June 30, 2004	4.50 to 1.0
July 1, 2004 through June 30, 2005	4.25 to 1.0
July 1, 2005 through June 30, 2006	3.75 to 1.0
Thereafter	3.25 to 1.0”

PART II

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

SUBPART 2.01 Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof and on and as of the First Amendment Effective Date (as defined below) to each Lender and the Administrative Agent, as follows:

(a) The representations and warranties set forth in Article V of the Credit Agreement and in each other Credit Document are true and correct in all material respects at and as if made as of the date hereof and on and as of the First Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date.

(b) No Default or Event of Default has occurred and is continuing.

(c) The execution, delivery and performance by each of Holdings, the Parent and the Borrower of this First Amendment have been duly authorized by such Person.

(d) This First Amendment constitutes the legal, valid and binding obligation of each of Holdings, the Parent and the Borrower, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles of general applicability (whether enforcement is sought by proceedings in equity or at law or in admiralty).

(e) The execution, delivery and performance by each of Holdings, the Parent and the Borrower of this First Amendment will not (i) violate, contravene or conflict with any Requirement of Law applicable to such Person or its respective properties, except for violations, contraventions or conflicts that would not reasonably be expected to have a Material Adverse Effect, (ii) violate or conflict with any provision of such Person’s organizational documents, or (iii) result in the breach of or constitute a default under any indenture or other agreement or instrument to which such Person is a party, except for violations, contraventions or conflicts that would not reasonably be expected to have a Material Adverse Effect.

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PART III

CONDITIONS TO EFFECTIVENESS

SUBPART 3.01 Conditions to Effectiveness. This First Amendment shall become effective on the first date (the “First Amendment Effective Date”) upon which (i) the Administrative Agent shall have received duly executed copies of this First Amendment, which when taken together bear the signatures of Holdings, the Parent, the Borrower and the Required Lenders, and (ii) all costs and expenses required to be paid pursuant to Subpart 4.03 shall have been paid by the Borrower.

PART IV

GENERAL PROVISIONS

SUBPART 4.01 APPLICABLE LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

SUBPART 4.02 Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.

SUBPART 4.03 Costs and Expenses. The Borrower agrees to pay on demand (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this First Amendment and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of Mayer, Brown, Rowe & Maw LLP, counsel for the Administrative Agent, with respect hereto and thereto) in accordance with the terms of Section 10.05 of the Credit Agreement, and (ii) a fee (the “Amendment Fee”) equal to 12.5 basis points on the Commitment of each Lender delivering an executed signature page to this First Amendment to the Administrative Agent not later than 12:00 p.m. (local time in Charlotte, North Carolina) on January 15, 2004, the Amendment Fee to be paid by the Borrower to the Administrative Agent for the account of each such Lender.

SUBPART 4.04 Loan Documents. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendments. Except as expressly amended herein, the Amended Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by duly authorized officers, all as of the date first above written.

AMERICAN SEAFOODS HOLDINGS LLC

By:
Name:
Title:

AMERICAN SEAFOODS CONSOLIDATED LLC

By:
Name:
Title:

AMERICAN SEAFOODS GROUP LLC

By:
Name:
Title:

Signature page to First Amendment, dated as of January 15, 2004, to the Second Amended and

Restated Credit Agreement, dated as of December 16, 2002, for American Seafoods Holdings LLC,

American Seafoods Consolidated LLC and American Seafoods Group LLC.

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

ACKLOWLEDGED BY:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Signature page to First Amendment, dated as of January 15, 2004, to the Second Amended and

Restated Credit Agreement, dated as of December 16, 2002, for American Seafoods Holdings LLC,

American Seafoods Consolidated LLC and American Seafoods Group LLC.

, as a Lender
[INSERT NAME OF FINANCIAL INSTITUTION]

By:
Name:
Title:

Signature page to First Amendment, dated as of January 15, 2004, to the Second Amended and

Restated Credit Agreement, dated as of December 16, 2002, for American Seafoods Holdings LLC,

American Seafoods Consolidated LLC and American Seafoods Group LLC.